Exhibit 99.1

HYCROFT ANNOUNCES CLOSING OF UPSIZED $86 MILLION PUBLIC OFFERING, INCLUDING FULL EXERCISE OF OVER-ALLOTMENT OPTION

DENVER, CO, October 6, 2020 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), today announced the closing of its previously announced public offering (the “Offering”) of 9,583,334 units (which includes the exercise in full of the underwriters’ option to purchase 1,250,000 additional units) at a price to the public of $9.00 per unit. The Offering was upsized from the initial offering of 7,220,000 units (not including the underwriters’ initial over-allotment option of 1,083,000 units). Each unit issued in the Offering consists of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $10.50 per share. The warrants are immediately exercisable and expire five years from the date of issuance. The Company does not plan to apply to list the warrants on The Nasdaq Capital Market, any other national securities exchange or any other nationally recognized trading system. The shares of common stock and warrants are immediately separable and were issued separately in the Offering.

After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the net proceeds to the Company were approximately $83.1 million.

Diane Garrett, Hycroft’s President and CEO commented “we are very pleased with the success of this financing which allows us to continue advancing the Hycroft Mine and unlocking the value of this significant mineral endowment.  This financing also demonstrates the continued support of our existing shareholders and we welcome the many new shareholders who also participated.”

David Kirsch, Chairman of the Board, said “Hycroft has always been one of the largest gold and silver deposits in the world, and now coupled with Diane’s leadership and the proceeds of this financing, we believe Hycroft is well positioned for success as it continues to ramp up its operations and produce gold and silver in Nevada for decades to come.”

BMO Capital Markets Corp., Stifel, Nicolaus & Company, Incorporated and Canaccord Genuity LLC acted as Joint Book-runners for the Offering with Cormark Securities acting as Co-Manager (collectively, the “Underwriters”).

A registration statement on Form S-1 (Registration No. 333-248516) relating to the securities offered and sold in the Offering was filed with the Securities and Exchange Commission (“SEC”) and was declared effective on October 1, 2020. An additional registration statement on Form S-1 (Registration No. 333-249250) relating to the upsized number of securities was filed with the SEC on October 2, 2020 and was deemed immediately effective upon filing. The Offering was made only by means of a prospectus forming a part of the Company’s effective registration statement. Copies of the final prospectus relating to the Offering may be found on the SEC’s website at www.sec.gov and can be obtained by contacting BMO Capital Markets Corp., Attn: Equity Syndicate Department, 3 Times Square, 25th Floor, New York, NY 10036, tel: (800) 414- 3627, email: bmoprospectus@bmo.com.

Neal, Gerber & Eisenberg LLP acted as legal counsel to the Company and Mayer Brown LLP acted as legal counsel to the Underwriters.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Hycroft Mining Holding Corporation

Hycroft Mining is a US-based, gold and silver producer operating the Hycroft mine located in the world-class mining region of Northern Nevada. The Hycroft mine features one of the largest gold/silver deposits in the world with a low-capital, low-cost process and a 34-year mine life.

Contact:

Tracey Thom	Jeff Stieber
Vice President, Investor Relations	Vice President & Interim
& Corporate Communication	Chief Financial Officer
(303) 524-1948	(303) 335-1043

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Forward-looking statements include, but are not limited to: use of proceeds from the offering; industry related risks including: fluctuations in the price of gold and silver; uncertainties concerning estimates of reserves and mineralized material; uncertainties relating to the ongoing COVID-19 pandemic; the intense competition within the mining industry and state of Nevada; the inherently hazardous nature of mining activities, including environmental risks; our insurance may not be adequate to cover all risks associated with our business, or cover the replacement costs of our assets; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in our mineral properties; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations and pending legislation regarding climate change; business-related risks including: risks related to our liquidity and going concern considerations; risks related to the heap leaching process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to our limited experience with a largely untested process of oxidizing and heap leaching sulfide ores; the decline of our gold and silver production; risks related to our reliance on one mine with a new process; uncertainties and risks related to our reliance on contractors and consultants; uncertainties related to our ability to replace and expand our ore reserves; the costs related to our land reclamation requirements; availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, our development activities; risks related to slope stability; our ability to raise capital on favorable terms or at all; risks related to our substantial indebtedness, including cross acceleration and our ability to generate sufficient cash to service our indebtedness; uncertainties resulting from the possible incurrence of operating and net losses in the future; risks related to disruption of our business due to the historical chapter 11 proceedings; the loss of key personnel or our failure to attract and retain personnel; risks related to technology systems and security breaches; risks related to current and future legal proceedings; our current intention or future decisions whether or not to use streaming or forward-sale arrangements; risks associated with possible future joint ventures; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to our securities, including: volatility in the price of our common stock; risks related to a lack of liquidity in the trading of our common stock and warrants; potential declines in the value of our common stock and warrants due to substantial future sales of our common stock and/or warrants; dilution of an investment in our common stock and warrants; we do not intend to pay cash dividends; and anti–takeover provisions could make a third party acquisition of us difficult. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on current expectations. Although our management believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will prove correct. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, “Risk Factors” set forth in the final prospectus relating to the Offering filed with the SEC pursuant to Rule 424(b)(4) on October 2, 2020, for more information about these and other risks. Potential investors are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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